UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22260

RMR REAL ESTATE INCOME FUND
(Exact name of registrant as specified in charter)
TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Fernando Diaz, President	Michael K. Hoffman, Esq.
RMR Real Estate Income Fund	Skadden, Arps, Slate, Meagher & Flom LLP
Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	4 Times Square New York, New York 10036-6522

Karen Jacoppo-Wood, Esq.
State Street Bank and Trust Company
One Lincoln Street Boston, Massachusetts 02111

Registrant's telephone number, including area code: (617) 332-9530
Date of fiscal year end: December 31
Date of reporting period: June 30, 2019

Item 1.    Reports to Stockholders.

RMR Real Estate
Income Fund
_______________________

Semi-Annual Report
June 30, 2019

RMR Real Estate Income Fund

BEGINNING ON JANUARY 1, 2021, AS PERMITTED BY REGULATIONS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, PAPER COPIES OF THE FUND’S SHAREHOLDER REPORTS LIKE THIS ONE WILL BE MADE AVAILABLE ON A WEBSITE INSTEAD OF SENT BY MAIL, UNLESS YOU SPECIFICALLY REQUEST PAPER COPIES FROM THE FUND OR FROM YOUR FINANCIAL INTERMEDIARY, SUCH AS A BROKER-DEALER OR BANK. YOU WILL BE NOTIFIED BY MAIL EACH TIME A REPORT IS POSTED AND PROVIDED WITH A WEBSITE LINK TO ACCESS THE REPORT.

IF YOU ALREADY ELECTED TO RECEIVE SHAREHOLDER REPORTS ELECTRONICALLY, YOU WILL NOT BE AFFECTED BY THIS CHANGE AND YOU NEED NOT TAKE ANY ACTION. YOU MAY ELECT TO RECEIVE SHAREHOLDER REPORTS AND OTHER COMMUNICATIONS FROM THE FUND OR, IF APPLICABLE, YOUR FINANCIAL INTERMEDIARY ELECTRONICALLY BY WRITING TO INVESTOR RELATIONS, RMR FUNDS, TWO NEWTON PLACE, 255 WASHINGTON STREET, SUITE 300, NEWTON, MA 02458 OR EMAIL INFO@RMRFUNDS.COM.

YOU MAY ELECT TO RECEIVE ALL FUTURE REPORTS IN PAPER FREE OF CHARGE. YOU CAN INFORM THE FUND OR, IF APPLICABLE, YOUR FINANCIAL INTERMEDIARY THAT YOU WISH TO CONTINUE RECEIVING PAPER COPIES OF YOUR SHAREHOLDER REPORTS BY WRITING TO INVESTOR RELATIONS, RMR FUNDS, TWO NEWTON PLACE, 255 WASHINGTON STREET, SUITE 300, NEWTON, MA 02458 OR EMAIL INFO@RMRFUNDS.COM. YOUR ELECTION TO RECEIVE PAPER REPORTS WILL APPLY TO ALL FUNDS WITHIN THE FUND COMPLEX (OF WHICH THE FUND IS CURRENTLY THE ONLY FUND) THAT YOU HOLD SHARES IN.

THE FUND, ACTING PURSUANT TO A U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) EXEMPTIVE ORDER AND WITH THE APPROVAL OF THE FUND’S BOARD OF TRUSTEES (THE “BOARD”), HAS ADOPTED A PLAN, CONSISTENT WITH ITS INVESTMENT OBJECTIVES AND POLICIES, THAT ALLOWS THE FUND TO INCLUDE LONG TERM CAPITAL GAINS, WHERE APPLICABLE, AS PART OF A REGULAR FIXED QUARTERLY DISTRIBUTION TO ITS SHAREHOLDERS (THE “MANAGED DISTRIBUTION PLAN”).

THE FUND’S CURRENT DISTRIBUTION RATE IS $0.33 PER COMMON SHARE BUT THIS RATE IS SUBJECT TO CHANGE AT THE DISCRETION OF THE BOARD. UNDER THE MANAGED DISTRIBUTION PLAN, THE FUND WILL DISTRIBUTE AVAILABLE INVESTMENT INCOME TO ITS SHAREHOLDERS, CONSISTENT WITH ITS INVESTMENT OBJECTIVES AND AS REQUIRED BY THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”). IF THE AMOUNT OF THE FUND’S QUARTERLY DISTRIBUTIONS EXCEEDS THE AMOUNT OF THE FUND’S INVESTMENT INCOME AND NET REALIZED GAINS, THIS EXCESS WOULD BE A RETURN OF CAPITAL TO SHAREHOLDERS FROM THE FUND’S ASSETS.

SHAREHOLDERS SHOULD NOT DRAW ANY CONCLUSIONS ABOUT THE FUND’S INVESTMENT PERFORMANCE FROM THE AMOUNT OF THESE DISTRIBUTIONS OR FROM THE TERMS OF THE MANAGED DISTRIBUTION PLAN. THE FUND’S TOTAL RETURN PERFORMANCE ON NET ASSET VALUE IS PRESENTED IN ITS FINANCIAL HIGHLIGHTS TABLE.

THE BOARD MAY AMEND, SUSPEND OR TERMINATE THE MANAGED DISTRIBUTION PLAN AT ANY TIME WITHOUT PRIOR NOTICE TO THE FUND’S SHAREHOLDERS IF IT DEEMS SUCH ACTIONS TO BE IN THE BEST INTERESTS OF THE FUND OR ITS SHAREHOLDERS. THE SUSPENSION OR TERMINATION OF THE MANAGED DISTRIBUTION PLAN COULD HAVE THE EFFECT OF CREATING A TRADING DISCOUNT (IF THE FUND’S SHARES ARE TRADING AT OR ABOVE NET ASSET VALUE) OR WIDENING AN EXISTING TRADING DISCOUNT. THE FUND IS SUBJECT TO RISKS THAT COULD HAVE AN ADVERSE IMPACT ON ITS ABILITY TO MAINTAIN LEVEL DISTRIBUTIONS. EXAMPLES OF POTENTIAL RISKS INCLUDE, BUT ARE NOT LIMITED TO, ECONOMIC DOWNTURNS IMPACTING THE MARKETS, INCREASED MARKET VOLATILITY, COMPANIES (INCLUDING REITS) SUSPENDING OR DECREASING DIVIDEND DISTRIBUTIONS AND CHANGES IN THE CODE.

NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT

•
THE FUND IS A CLOSED END INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. INVESTORS MAY NOT PURCHASE SHARES DIRECTLY FROM, OR ON BEHALF OF, THE FUND EXCEPT IN AN OFFERING BY THE FUND. YOU SHOULD CONSIDER THE FUND’S INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND EXPENSES BEFORE PURCHASING ANY SHARES OF THE FUND. AN INVESTMENT IN THE FUND’S SHARES IS SUBJECT TO MATERIAL RISKS.

•
PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF THE FUND’S PORTFOLIO. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS. INDEX PERFORMANCE IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY. YOU CANNOT INVEST DIRECTLY IN THE INDEX BY PURCHASING FUND SHARES.

•
FOR MORE INFORMATION ABOUT THE FUND PLEASE VISIT WWW.RMRFUNDS.COM, CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO THE FUND’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE AT WWW.SEC.GOV. THE INTERNET ADDRESS FOR THE FUND IS INCLUDED SEVERAL TIMES IN THIS REPORT; HOWEVER, THE INFORMATION ON THE WEBSITE IS NOT INCORPORATED BY REFERENCE INTO THIS REPORT.

NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE FUND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE FUND SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE FUND. ALL PERSONS DEALING WITH THE FUND IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE FUND FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP

SUBJECT TO CERTAIN EXCEPTIONS, THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND CONTAINS PROVISIONS WHICH LIMIT OWNERSHIP BY ANY SHAREHOLDER OR GROUP OF SHAREHOLDERS WHO ARE AFFILIATED OR ACTING TOGETHER TO 9.8% OF THE TOTAL SHARES, OR ANY CLASS OR SERIES OF SHARES, OUTSTANDING OF RMR REAL ESTATE INCOME FUND.

To our shareholders,

In the pages that follow, you will find data summarizing the Fund’s financial results for the six months ended June 30, 2019 and financial position as of June 30, 2019. We encourage you to read the information contained in this report and to view our website at www.rmrfunds.com* where the most recent information and important announcements regarding the Fund are posted.

Relevant Market Conditions

Real Estate Industry Fundamentals.
The U.S. economy continued its expansion during the first six months of the year. Employment continued to increase, with an average of approximately 176,000 new jobs created per month during the first half of the year, and the unemployment rate declined to 3.7% at the end of June 2019. U.S. gross domestic product (GDP) during the first quarter of 2019 grew 3.1%, compared to 2.2% in the fourth quarter of 2018, primarily as a result of an increase in inventories, higher exports and stronger business investment. During the second quarter, however, the U.S. economy grew at a slower rate of 2.1% as a result of weaker business investment and lower exports. Given the continued trade conflict between the U.S. and China and slower global growth, the U.S. Federal Reserve (the “Fed”) did not increase short term interest rates during the first six months of 2019 even though it had indicated at its December 2018 meeting that two more rate increases were likely in 2019. It now seems more probable that the Fed may instead decrease short term interest rates in 2019. The yield on the U.S. 10-year Treasury decreased to 2.00% at June 30, 2019 compared to 2.69% at the beginning of the year.

U.S. real estate fundamentals remained favorable during the first six months of 2019 as a result of strong employment growth and moderate new development activity. The industrial sector continued to experience solid rental growth as the growth in e-commerce provided continued demand for industrial properties. Although the retail sector appeared to be showing signs of stabilization during 2018, additional retail tenant bankruptcy filings (Payless, Gymboree, Charlotte Russe and Things Remembered) were announced during the first six months of 2019. Retail landlords, however, continued their repositioning efforts during the year, as they recaptured space from traditional retailers and department stores and replaced them with entertainment and food venues at higher rents.

Many real estate companies took advantage of lower interest rates and higher equity prices during the first six months of 2019 to access the capital markets. During the first half of the year, real estate companies raised approximately $40 billion of capital (according to S&P Global Market Intelligence), up 74% from the $23 billion raised during the same period in 2018. During the first six months of the year, REITs raised $27 billion in debt capital, $12 billion in common equity capital and approximately $1 billion in preferred equity capital.

During the first six months of 2019, five merger and acquisition transactions involving real estate companies were announced totaling approximately $7 billion in deal value (according to S&P Global Market Intelligence). Of the three public to public company mergers announced, the largest by value was Park Hotels and Resorts Inc.’s pending acquisition of Chesapeake Lodging Trust, valued at approximately $2.7 billion, followed by the Cousins Properties Inc. and TIER REIT Inc. stock for stock merger valued at approximately $2.4 billion. In the healthcare sector, Omega Healthcare Investors Inc. acquired MedEquities Realty Trust Inc. for approximately $600 million. There was also one acquisition in the healthcare non-traded REIT space for $1.2 billion. Pacific Office Properties Trust Inc.’s acquisition by its chairman for approximately $250 million was the one going private transaction announced during the first half of 2019.

* The internet address for the Fund is included several times in this annual report as a textual reference only. The information on the website is not incorporated by reference into this annual report.                                     5

Real Estate Securities Technicals.

The total return (share price changes and dividends combined) for REIT common securities during the first six months of 2019, as measured by the MSCI U.S. REIT Total Return Index, or the RMS Index (an unmanaged index of REIT common stocks), was 17.8%, slightly underperforming the S&P 500 Index total return of 18.5%.

The REIT market’s strong performance during the first half of 2019 was driven by the Fed’s changed outlook about future interest rates as a result of slowing global growth and trade tensions. In addition, the recent decrease in long term interest rates appears to have alleviated investors' concern that increasing interest rates would cause real estate to decrease in value and result in lower share prices for dividend paying REIT securities.

The best performing REIT sub-sectors during the first six months of 2019, according to the National Association of Real Estate Investment Trusts, were the industrial and single family homes sub-sectors with total returns of 32.2% and 29.9%, respectively. The sub-sector with the lowest return for the first half of 2019 was the regional mall sub-sector with a total return of negative 3.9%.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders. Our secondary investment objective is capital appreciation. We pursue our investment objectives by investing in securities issued by real estate companies, including REITs. There can be no assurance that we will achieve our investment objectives.

During the six months ended June 30, 2019, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was 23.0%. The annualized distribution rate on our NAV at June 30, 2019, based on our annualized second quarter dividend, was 5.7%. Also, during the same period, our total return on the market price of our common shares (including hypothetical reinvestment of distributions at market price) was 26.0%. The annualized distribution rate on the market price of our common shares at June 30, 2019, based on our annualized second quarter dividend, was 7.2%.

As noted above, the total return for the RMS Index in the first six months of 2019 was 17.8% compared to the Fund’s total return on NAV of 23.0%. The Fund’s outperformance compared to the RMS Index during the first six months of 2019 was primarily due to the Fund’s overweight position in higher yielding REIT common and preferred securities in its investment portfolio compared to the RMS Index, and those securities appear to have benefitted from lower interest rates during the first half of the year.

Thank you for your continued support.

Sincerely,
Fernando Diaz
President
August 5, 2019

                                            6

RMR Real Estate Income Fund

Portfolio holdings by sub-sector as a percentage of investments (as of June 30, 2019)* (unaudited)

REITs
Residential	14%
Health Care	13%
Lodging/Resorts	11%
Industrial	10%
Others, less than 10% each	50%

Total REITs	98%
Other, including short term investments	2%

Total investments	100%

Portfolio holdings by type of security (as of June 30, 2019)* (unaudited)
Common Securities	81%
Preferred Securities	19%
Total investments	100%

______________
*
These percentages represent the Fund’s portfolio holdings by sub-sector or type of security as a percentage of total portfolio holdings based on fair value as of the date indicated and do not match the percentages included in the Portfolio of Investments schedule which represents the Fund’s portfolio holdings by sub-sector or type of security as a percentage of the Fund’s net assets.

                                            7

RMR Real Estate Income Fund
Portfolio of Investments – June 30, 2019 (unaudited)

Company	Shares	Value
COMMON STOCKS - 112.8%
REAL ESTATE INVESTMENT TRUSTS -112.8%
DATA CENTERS - 4.5%
CyrusOne, Inc. (a)	68,000	$3,924,960
Digital Realty Trust, Inc. (a)(b)	42,000	4,947,180
Equinix, Inc.	2,000	1,008,580
QTS Realty Trust, Inc.	15,000	692,700
		10,573,420
DIVERSIFIED - 8.2%
Armada Hoffler Properties, Inc. (a)	154,953	2,564,472
Colony Capital, Inc. (a)	104,980	524,900
Gladstone Commercial Corp. (a)	88,611	1,880,325
Global Net Lease, Inc.	112,082	2,199,049
Lexington Realty Trust (a)	513,638	4,833,334
One Liberty Properties, Inc.	29,295	848,383
VEREIT, Inc. (a)	283,716	2,556,281
Vornado Realty Trust (a)(b)	39,835	2,553,424
Whitestone REIT (a)	124,535	1,580,349
		19,540,517
FREE STANDING - 6.6%
Agree Realty Corp. (a)	19,309	1,236,741
Essential Properties Realty Trust, Inc.	25,000	501,000
National Retail Properties, Inc. (a)(b)	136,600	7,241,166
Realty Income Corp. (a)	64,900	4,476,153
Spirit Realty Capital, Inc.	19,240	820,778
STORE Capital Corp.	40,000	1,327,600
		15,603,438
HEALTH CARE - 18.2%
Global Medical REIT, Inc. (a)	495,467	5,202,404
HCP, Inc. (a)(b)	113,965	3,644,601
Healthcare Realty Trust, Inc. (a)	38,697	1,211,990
Healthcare Trust of America, Inc.	48,000	1,316,640
LTC Properties, Inc. (a)	75,021	3,425,459
Medical Properties Trust, Inc. (a)(b)	413,609	7,213,341
National Health Investors, Inc. (a)	40,337	3,147,496
New Senior Investment Group, Inc.	104,121	699,693
Omega Healthcare Investors, Inc. (a)(b)	66,298	2,436,452
Physicians Realty Trust (a)	179,791	3,135,555
Sabra Health Care REIT, Inc. (a)	113,154	2,228,002
Ventas, Inc. (a)	98,200	6,711,970
Welltower, Inc. (a)(b)	34,200	2,788,326
		43,161,929
INDUSTRIAL - 12.6%
Americold Realty Trust	30,000	972,600
Duke Realty Corp. (a)(b)	73,059	2,309,395
Liberty Property Trust (a)	84,637	4,235,235
Monmouth Real Estate Investment Corp. (a)(b)	178,358	2,416,751
Plymouth Industrial REIT, Inc.	117,142	2,218,669
Prologis, Inc. (a)(b)	114,807	9,196,041
Rexford Industrial Realty, Inc. (a)	39,176	1,581,535
STAG Industrial, Inc. (a)	231,693	7,006,396
		29,936,622
LODGING - 6.7%
Apple Hospitality REIT, Inc. (a)	71,400	1,132,404
Ashford Hospitality Trust, Inc. (a)	105,000	311,850
Braemar Hotels & Resorts, Inc. (a)	111,762	1,106,444
Chatham Lodging Trust (a)	97,000	1,830,390
Chesapeake Lodging Trust (a)	70,900	2,014,978
Condor Hospitality Trust, Inc.	59,420	538,939
DiamondRock Hospitality Co. (a)	60,603	626,635
Hersha Hospitality Trust (a)	132,475	2,191,137
See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – June 30, 2019 (unaudited)

Company	Shares	Value
COMMON STOCKS – CONTINUED
REAL ESTATE INVESTMENT TRUSTS – CONTINUED
Host Hotels & Resorts, Inc. (a)	67,000	$1,220,740
Park Hotels & Resorts, Inc.	14,328	394,880
Pebblebrook Hotel Trust (a)	90,480	2,549,726
RLJ Lodging Trust (a)	68,688	1,218,525
Summit Hotel Properties, Inc. (a)	63,203	724,938
		15,861,586
MANUFACTURED HOMES - 5.0%
Sun Communities, Inc. (a)	72,856	9,339,411
UMH Properties, Inc. (a)(b)	195,796	2,429,828
		11,769,239
MORTGAGE - 2.7%
Annaly Capital Management, Inc. (a)	319,998	2,921,582
Jernigan Capital, Inc. (a)	32,758	671,539
RAIT Financial Trust	3,563	2,138
Starwood Property Trust, Inc.	129,100	2,933,152
		6,528,411
OFFICE - 11.6%
Alexandria Real Estate Equities, Inc. (a)	39,300	5,544,837
Boston Properties, Inc. (a)	27,100	3,495,900
Brandywine Realty Trust (a)	165,300	2,367,096
City Office REIT, Inc. (a)	144,253	1,729,593
Corporate Office Properties Trust (a)	83,500	2,201,895
Douglas Emmett, Inc. (a)	51,322	2,044,668
Franklin Street Properties Corp. (a)	76,269	562,865
Highwoods Properties, Inc. (a)(b)	49,723	2,053,560
Hudson Pacific Properties, Inc.	26,000	865,020
Kilroy Realty Corp. (a)	35,600	2,627,636
Mack-Cali Realty Corp. (a)	78,030	1,817,319
SL Green Realty Corp. (a)	27,900	2,242,323
		27,552,712
REGIONAL MALLS - 5.4%
CBL & Associates Properties, Inc. (a)(b)	528,694	549,842
Pennsylvania Real Estate Investment Trust (a)(b)	203,491	1,322,692
Simon Property Group, Inc. (a)(b)	47,527	7,592,914
Taubman Centers, Inc.	10,000	408,300
The Macerich Co. (a)(b)	46,970	1,573,025
Washington Prime Group, Inc. (a)	331,148	1,264,985
		12,711,758
RESIDENTIAL - 17.2%
American Campus Communities, Inc. (a)	26,900	1,241,704
American Homes 4 Rent (a)	16,100	391,391
Apartment Investment & Management Co. (a)	25,451	1,275,604
AvalonBay Communities, Inc. (a)	34,375	6,984,313
Bluerock Residential Growth REIT, Inc. (a)	405,557	4,765,295
Camden Property Trust (a)	11,300	1,179,607
Equity Residential (a)	69,000	5,238,480
Essex Property Trust, Inc. (a)	16,500	4,816,845
Independence Realty Trust, Inc. (a)	489,429	5,662,694
Investors Real Estate Trust	6,281	368,506
Invitation Homes, Inc. (a)	50,000	1,336,500
Mid-America Apartment Communities, Inc. (a)	29,671	3,494,057
NexPoint Residential Trust, Inc.	21,102	873,623
Preferred Apartment Communities, Inc.	56,479	844,361
UDR, Inc. (a)	52,000	2,334,280
		40,807,260

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – June 30, 2019 - continued (unaudited)

Company	Shares	Value
COMMON STOCKS – CONTINUED
REAL ESTATE INVESTMENT TRUSTS – CONTINUED
SHOPPING CENTERS - 5.5%
Acadia Realty Trust (a)	30,000	$821,100
Brixmor Property Group, Inc. (a)	37,775	675,417
Cedar Realty Trust, Inc. (a)	103,627	274,612
Kimco Realty Corp. (a)	197,226	3,644,736
Kite Realty Group Trust (a)	125,125	1,893,141
Retail Opportunity Investments Corp.	35,000	599,550
RPT Realty	82,220	995,684
SITE Centers Corp.	68,500	906,940
Urstadt Biddle Properties, Inc.	40,500	850,500
Weingarten Realty Investors (a)	91,225	2,501,390
		13,163,070
SPECIALTY - 5.8%
American Tower Corp.	6,200	1,267,590
Crown Castle International Corp. (a)	10,000	1,303,500
EPR Properties (a)	114,660	8,552,489
Farmland Partners, Inc. (a)	109,344	770,875
Gladstone Land Corp.	35,000	403,550
Iron Mountain, Inc.	30,000	939,000
VICI Properties, Inc.	29,600	652,384
		13,889,388
STORAGE - 2.8%
CubeSmart (a)	25,000	836,000
Extra Space Storage, Inc. (a)	7,910	839,251
Life Storage, Inc. (a)	12,000	1,140,960
Public Storage (a)(b)	15,700	3,739,269
		6,555,480
Total Real Estate Investment Trusts (Cost $214,259,576)		267,654,830
Total Common Stocks ( Cost $214,259,576)		267,654,830
PREFERRED STOCKS - 27.4%
DATA CENTERS - 0.7%
Digital Realty Trust, Inc., Series C, 6.63%	35,000	962,150
Digital Realty Trust, Inc., Series G, 5.88%	30,000	753,600
		1,715,750
DIVERSIFIED - 2.1%
Colony Capital, Inc., Series B, 8.25%	9,609	236,093
Colony Capital, Inc., Series E, 8.75%	36,999	919,795
Gladstone Commercial Corp., Series D, 7.00% (a)	100,000	2,526,000
Global Net Lease, Inc., Series A, 7.25%	55,000	1,402,500
		5,084,388
HEALTH CARE - 0.5%
Global Medical REIT, Inc., Series A, 7.50%	44,000	1,155,000
		1,155,000

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – June 30, 2019 - continued (unaudited)

Company	Shares	Value
PREFERRED STOCKS – CONTINUED
REAL ESTATE INVESTMENT TRUSTS – CONTINUED
INDUSTRIAL - 1.8%
Plymouth Industrial REIT, Inc., Series A, 7.50%	70,000	$1,780,800
Rexford Industrial Realty, Inc., Series B, 5.88% (a)(b)	40,000	1,026,400
STAG Industrial, Inc., Series C, 6.88% (a)(b)	55,000	1,465,750
		4,272,950
LODGING - 8.9%
Ashford Hospitality Trust, Inc., Series D, 8.45% (a)	39,304	981,617
Ashford Hospitality Trust, Inc., Series F, 7.38% (a)	74,565	1,632,974
Ashford Hospitality Trust, Inc., Series G, 7.38% (a)	250,000	5,375,000
Ashford Hospitality Trust, Inc., Series H, 7.50% (a)	60,000	1,298,400
Ashford Hospitality Trust, Inc., Series I, 7.50% (a)	60,000	1,266,000
Braemar Hotels & Resorts, Inc., Series B, 5.50% (a)	25,000	464,500
Hersha Hospitality Trust, Series C, 6.88% (a)	46,000	1,158,970
Hersha Hospitality Trust, Series D, 6.50% (a)	70,000	1,673,700
Hersha Hospitality Trust, Series E, 6.50% (a)	35,958	865,509
Pebblebrook Hotel Trust, Series C, 6.50% (a)	78,684	2,003,295
RLJ Lodging Trust, Series A, 1.95% (a)(d)	96,117	2,515,382
Sotherly Hotels, Inc., Series C, 7.88% (a)	40,000	1,008,400
Summit Hotel Properties, Inc., Series E, 6.25% (a)	33,200	853,240
		21,096,987
MANUFACTURED HOMES - 1.6%
UMH Properties, Inc., Series B, 8.00% (a)(b)	66,650	1,739,898
UMH Properties, Inc., Series C, 6.75% (a)	30,000	757,500
UMH Properties, Inc., Series D, 6.38% (a)(b)	49,105	1,215,349
		3,712,747
MORTGAGE - 1.7%
Annaly Capital Management, Inc., Series G, 6.50%	40,000	968,000
ARMOUR Residential REIT, Inc., Series B, 7.88% (a)	30,000	751,500
iStar, Inc., Series D, 8.00%	11,810	308,123
iStar, Inc., Series G, 7.65%	21,241	539,946
New York Mortgage Trust, Inc., Series B, 7.75%	33,450	804,807
New York Mortgage Trust, Inc., Series D, 8.00%	20,000	488,400
RAIT Financial Trust, Series A, 7.75%	136,497	136,497
RAIT Financial Trust, Series B, 8.38%	35,122	31,610
		4,028,883

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – June 30, 2019 - continued (unaudited)

Company	Shares	Value
PREFERRED STOCKS – CONTINUED
REAL ESTATE INVESTMENT TRUSTS – CONTINUED
FREE STANDING - 0.8%
Seritage Growth Properties, Series A, 7.00% (a)	80,000	$1,982,400
		1,982,400
OFFICE - 0.4%
SL Green Realty Corp., Series I, 6.50% (a)	40,000	1,041,200
		1,041,200
REGIONAL MALLS - 2.0%
CBL & Associates Properties, Inc., Series D, 7.38% (a)	132,461	1,059,688
CBL & Associates Properties, Inc., Series E, 6.63%	25,000	188,500
Pennsylvania Real Estate Investment Trust, Series B, 7.38% (a)	40,000	861,200
Pennsylvania Real Estate Investment Trust, Series D, 6.88%	35,000	710,500
Washington Prime Group, Inc., Series H, 7.50% (a)	65,000	1,365,650
Washington Prime Group, Inc., Series I, 6.88% (a)	30,000	578,100
		4,763,638
RESIDENTIAL - 3.0%
Armada Hoffler Properties, Inc., Series A, 6.75%	35,000	917,000
Bluerock Residential Growth REIT, Inc., Series A, 8.25% (a)	180,000	4,748,400
Bluerock Residential Growth REIT, Inc., Series C, 7.63% (a)	37,645	975,758
Bluerock Residential Growth REIT, Inc., Series D, 7.13%	17,300	442,707
		7,083,865
SHOPPING CENTERS - 3.3%
Cedar Realty Trust, Inc., Series B, 7.25%	24,258	596,747
Cedar Realty Trust, Inc., Series C, 6.50% (a)(b)	100,307	2,166,631
Saul Centers, Inc., Series D, 6.13% (a)	25,000	628,625
SITE Centers Corp., Series J, 6.50% (a)	45,586	1,158,796
SITE Centers Corp., Series K, 6.25% (a)	86,000	2,207,620
Wheeler Real Estate Investment Trust, Inc., Series D, 8.75% (a)(b)(d)	71,354	1,105,987
		7,864,406
SPECIALTY - 0.6%
CorEnergy Infrastructure Trust, Inc., Series A, 7.38%	24,800	630,416
EPR Properties, Series E, 9.00% (a)(d)	16,400	622,380
		1,252,796
Total Real Estate Investment Trusts (Cost $70,287,844)		65,055,010
Total Preferred Stocks (Cost $70,287,844)		65,055,010
INVESTMENT COMPANIES - 2.4%
Aberdeen Global Premier Properties Fund (a)	196,826	1,232,131
Blackstone/GSO Loan Financing Ltd. (c)	5,496,600	3,000,089
Cohen & Steers Quality Income Realty Fund, Inc. (a)	70,297	961,663
Eaton Vance Enhanced Equity Income Fund II	35,188	597,844
Total Investment Companies ( Cost $9,804,837)		5,791,727

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – June 30, 2019 - continued (unaudited)

Company	Shares	Value
SHORT-TERM INVESTMENTS - 0.6%
MONEY MARKET FUNDS - 0.6%
State Street Institutional U.S. Government Money Market Fund, 2.31% (Cost $1,477,921) (e)		$1,477,921
Total Investments - 143.2% (Cost $295,830,178)		339,979,488
Other assets less liabilities - 0.9%		2,144,279
Revolving credit facility -(37.1%)		(88,000,000)
Preferred Shares, at liquidation preference - (7.0%)		(16,675,000)
Net Assets applicable to common shareholders – 100.0%		$237,448,767
Notes to Portfolio of Investments
(a) As of June 30, 2019, the Fund has pledged portfolio securities with a market value of $201,468,000 as collateral in connection with its revolving credit facility with BNP Paribas Prime Brokerage International Ltd. ("PBL"). Those pledged securities comprised all or a portion of the shares noted by this footnote (a). See Note F to the financial statements.

(b) As of June 30, 2019, pledged portfolio securities of the Fund with a market value of $56,466,354 (see Note (a))
have been rehypothecated by PBL as permitted by the Fund's revolving credit facility. Those rehypothecated securities comprised all or a portion of the securities noted by this footnote (b). See Note F to the financial statements.

(c) The security is listed on the London Stock Exchange and was fair valued on June 30, 2019. See Note A.5
(d) Convertible into common stock.
(e) Rate reflects 7 day yield as of June 30, 2019.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements

Statement of Assets and Liabilities
June 30, 2019 (unaudited)
Assets
Investments in securities, at value (cost of $295,830,178)	$339,979,488
Dividends and interest receivable	2,500,475
Receivables for securities sold	151,994
Prepaid expenses	100,745
Total assets	342,732,702
Liabilities
Revolving credit facility	88,000,000
Interest payable	269,607
Advisory fee payable	242,546
Compliance and internal audit costs payable	30,863
Distributions payable on preferred shares	13,623
Administrative fee payable	8,142
Accrued expenses and other liabilities	44,154
Total liabilities	88,608,935
Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $0.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	16,675,000
Net assets attributable to common shares	$237,448,767
Composition of net assets attributable to common shares
Common shares, $0.001 par value per share; unlimited number of shares authorized	$10,202
Additional paid-in capital	237,438,565
Net assets attributable to common shares	$237,448,767
Common shares outstanding	10,202,009
Net asset value per share attributable to common shares	$23.27

See notes to financial statements.

                                            14

RMR Real Estate Income Fund
Financial Statements - continued

Statement of Operations
For the Six Months Ended
June 30, 2019 (unaudited)
Investment Income
Dividend income	$9,492,945
Interest income	36,077
Other income	18,972
Total investment income	9,547,994
Expenses
Advisory	1,427,729
Legal	224,384
Compliance and internal audit	60,311
Custodian	52,109
Administrative	47,109
Shareholder reporting	39,672
Preferred share remarketing and auction fees	35,948
Audit	24,174
Trustees' fees and expenses	22,315
Other	70,905
Total expenses before interest expense	2,004,656
Interest expense	1,569,288
Total expenses	3,573,944
Net investment income	5,974,050
Realized and change in unrealized gain (loss) on investments
Net realized gain on investments	2,669,434
Net change in unrealized gains on investments	37,367,230
Net realized and change in unrealized gains on investments	40,036,664
Net increase in net assets before preferred distributions resulting from operations	46,010,714
Distributions to preferred shareholders from net investment income	(327,502)
Net decrease in net assets attributable to common shares resulting from operations	$45,683,212

See notes to financial statements.

                                            15

RMR Real Estate Income Fund
Financial Statements - continued

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30, 2019 (unaudited)	December 31, 2018
Increase (decrease) in net assets resulting from operations
Net investment income	$5,974,050	$6,930,113
Net realized gain on investments	2,669,434	4,708,412
Net change in unrealized gains (losses) on investments	37,367,230	(36,556,718)
Distributions to preferred shareholders	(327,502)	(581,247)
Net increase (decrease) in net assets attributable to common shares resulting from operations	45,683,212	(25,499,440)
Distributions to common shareholders from:
Distributable earnings	(6,733,326)	(9,375,626)
Return of capital	—	(4,091,026)
Total distributions to common shareholders	(6,733,326)	(13,466,652)
Capital shares transactions
Net proceeds from sale of common shares	—	—
Total increase (decrease) in net assets attributable to common shares	38,949,886	(38,966,092)
Net assets attributable to common shares
Beginning of period	198,498,881	237,464,973
End of period	$237,448,767	$198,498,881
Common shares issued and repurchased
Shares outstanding, beginning of period	10,202,009	10,202,009
Shares issued	—	—
Shares outstanding, end of period	10,202,009	10,202,009

See notes to financial statements.

                                            16

RMR Real Estate Income Fund
Financial Statements - continued

Statement of Cash Flows
Six Months Ended
June 30, 2019 (unaudited)
Cash flows from operating activities
Net increase in net assets before preferred distributions resulting from operations	$46,010,714
Adjustments to reconcile net decrease in net assets before preferred distributions resulting from operations to cash provided by operating activities:
Purchases of long term investments	(16,263,984)
Proceeds from sales of long term investments	17,712,332
Net (purchases)\ and sales of short term investments	(369,856)
Changes in assets and liabilities:
Decrease in dividends and interest receivable	63,560
Increase in receivable for securities sold	(151,994)
Increase in prepaid expenses	(1,377)
Increase in interest payable	232,317
Increase in advisory fee payable	11,700
Decrease in compliance and internal audit costs payable	(3,095)
Decrease in administrative fee payable	(9,165)
Decrease in accrued expenses and other liabilities	(124,735)
Net change in unrealized gain on investments	(37,367,230)
Net realized gain on investments and foreign currency transactions	(2,669,434)
Cash used in operating activities	7,069,753
Cash flows from financing activities
Distributions paid to preferred shareholders	(336,427)
Distributions paid to common shareholders	(6,733,326)
Cash used in financing activities	(7,069,753)
Increase in cash	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental cash flow information:
Cash paid for interest and fees on borrowings	$1,336,971

See notes to financial statements.

                                            17

RMR Real Estate Income Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period Presented
	Six Months Ended		For the Year Ended
	June 30, 2019		December 31,	December 31,		December 31,	December 31,
	(unaudited)		2018	2017		2016	2015

Per Common Share Operating Performance (a)
Net asset value, beginning of year	$19.46		$23.28	$25.54		$23.53	$25.17
Income from Investment Operations
Net investment income (b)	0.59		0.68	0.67		0.69	0.80
Net realized and unrealized gain (loss) on investments	3.91		(3.12)	0.29		2.68	(1.08)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(0.03)		(0.04)	(0.03)		(0.04)	(0.04)
Net realized gains on investment	—		(0.02)	(0.02)		—	0.00
Net increase (decrease) in net asset value from operations	4.47		(2.50)	0.91		3.330	(0.32)
Less: Distributions to common shareholders from:
Net investment income	(0.56)		(0.64)	(0.84)		(1.320)	(1.32)
Net realized gains on investment	(0.10)		(0.28)	(0.48)		—	—
Return of capital	—		(0.40)	—		—	—
Dilutive effect of rights offering	—		—	(1.85)	(c)	—	—
Net asset value, end of period	$23.27		$19.46	$23.28		$25.54	$23.53
Market price, beginning of period	$15.07		$19.09	$20.46		$19.28	$20.82
Market price, end of period	$18.33		$15.07	$19.09		$20.46	$19.28
Total Return (d)
Total investment return based on:
Market price (e)	25.98%		(14.72)%	(0.46)%		13.25%	(0.81)%
Net asset value (e)	22.96%		(11.06)%	(3.89)%		14.32%	(1.21)%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (b)	5.15%	(f)	3.14%	2.67%		2.76%	3.29%
Total preferred share distributions	(0.28)%	(f)	0.26%	0.21%		0.17%	0.16%
Net investment income, net of preferred share distributions (b)	4.87%	(f)	2.88%	2.46%		2.59%	3.13%
Expenses	3.08%	(f)	3.14%	2.62%	(g)	2.28%	2.06%
Portfolio turnover rate	4.89%		21.59%	13.89%		10.48%	17.10%
Net assets attributable to common shares	$237,448,767		$198,498,881	$237,464,973		$195,435,521	$180,055,474
Borrowings on revolving credit facility	$88,000,000		$88,000,000	$88,000,000		$60,000,000	$60,000,000
Asset coverage ratio of borrowings (h)	389%		345%	389%		454%	428%
Liquidation preference of outstanding preferred shares	$16,675,000		$16,675,000	$16,675,000		$16,675,000	$16,675,000
Asset coverage ratio of preferred shares (i)	1,524%		1,290%	1,524%		1,272%	1,180
Asset coverage ratio of borrowings and preferred shares (j)	327%		290%	327%		355%	335%

                                            18

(a)	Based on weighted average shares outstanding.
(b)
As discussed in Note A (8) to the financial statements, these amounts are subject to change if the issuers of the Fund’s investments characterize a portion of 2019 distributions as capital gains or return of capital.

(c)	Represents the impact of the Fund’s rights offering of 2,550,502 common shares in September 2017 at a subscription price per share based on a formula.
(d)	Total returns for the six months ended June 30, 2019, are actual year to date and not annualized.
(e)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. All assumed purchases, sales and reinvestments noted in the preceding sentences are assumed to have been executed as of the close of trading on the assumed date. Results represent past performance and do not guarantee future results.

(f)	Annualized.
(g)
The Fund incurred a one time non-recurring expense equal to 0.17% of net assets attributable to common shares, fully reimbursed to the Fund by the Advisor. If the non-recurring reimbursed expense was not included, Expenses, including interest expense, would have been 2.45%.

(h)
Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility.

(i)
Asset coverage ratio of preferred shares equals net assets attributable to common shares plus the liquidation preference of our outstanding preferred shares divided by the liquidation preference of our preferred shares.

(j)
Asset coverage ratio of borrowings and liquidation preference of our preferred shares equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares.

See notes to financial statements.

                                            19

RMR Real Estate Income Fund
Notes to Financial Statements
June 30, 2019 (unaudited)

Note A

1. Organization

RMR Real Estate Income Fund, or the Fund, or RIF, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. At the Fund's annual meeting on April 13, 2017, the shareholders approved the redomestication of the Fund from a Delaware statutory trust to a Maryland statutory trust. The redomestication was completed on April 18, 2017, and RIF then became and continues to be a Maryland statutory trust. Although RIF is registered as a non-diversified fund, it has operated as a diversified fund since its merger with Old RMR Real Estate Income Fund on January 20, 2012. Therefore, the 1940 Act obliges the Fund to continue to operate as a diversified fund unless the Fund obtains shareholder approval to operate as a non-diversified fund. The Fund applies investment company accounting and reporting guidance.
2 . Interim Financial Statements

The accompanying June 30, 2019 financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund’s management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund’s operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis for this year or for any future years or any future interim periods.

3. Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund’s management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.
4. Portfolio Valuation

Investment securities of the Fund are valued as of the close of trading at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on The Nasdaq Stock Market, or Nasdaq, are normally valued by the Fund at the Nasdaq Official Closing Price, or NOCP, provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the ‘‘inside’’ bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer to the most recently reported price as of 4:00:02 p.m., eastern time, that day. Some fixed income securities may be valued using values provided by a pricing service.

To the extent the Fund holds foreign securities in its portfolio, those are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Some foreign markets close before the close of customary trading sessions on the New York Stock Exchange, or NYSE (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign exchange on which foreign securities trade has closed, but before the NYSE closes, that the Fund determines could affect the value of the foreign securities the Fund owns or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to affect the Fund’s net asset value, or NAV, the prices of such securities are adjusted to reflect their estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Fund’s board of trustees.

Any of the Fund’s securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under procedures established by the Fund’s board of trustees.

                                            20

RMR Real Estate Income Fund
Notes to Financial Statements - continued
June 30, 2019 (unaudited)

Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. See Note A (5) for a further description of fair value measurements.

Investments in open end mutual funds are valued at the closed NAV on valuation date.

5. Fair Value Measurements

The Fund reports the value of its securities at their fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, the Fund uses observable market data when possible and otherwise uses other significant observable or unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions the Fund believes that market participants would use in valuing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

•    Level 1 – unadjusted quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Fund uses broker quotes, issuer company financial information and other market indicators to value the securities whose prices are not readily available. The types of inputs used to value a security may change as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

When the S&P 500 Index (an unmanaged index published as Standard & Poor’s Composite Index of 500 common stocks) fluctuates more than 0.75% from the previous day close, the Fund believes that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of those securities at the time the U.S. market closes, in which case, the Fund fair values those foreign securities. In such circumstances, the Fund reports holdings in foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security’s local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security’s reported fair value. The adjustment factor is applied to a security only if the minimum confidence interval is 75% or more. The types of inputs may change as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

All of the Fund’s investments were valued using Level 1 inputs as of June 30, 2019. The Fund recognizes interperiod transfers between the input levels as of the end of the period. At June 30, 2019, there were no transfers of investments among Level 1, Level 2 and Level 3.

6. Securities Transactions and Investment Income

The Fund records securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. The Fund uses the accrual method for recording interest income, including accretion of original issue discount, where applicable, and accretion of discount on short

                                            21

RMR Real Estate Income Fund
Notes to Financial Statements - continued
June 30, 2019 (unaudited)

term investments and identified cost basis for realized gains and losses from securities transactions. The difference between cost and fair value of for investments we continue to hold is reflected as unrealized gain (loss), and any change in that amount from a prior period is reflected in the accompanying statement of operations.

7. Taxes

The Fund has qualified and intends to qualify in the future as a ‘‘regulated investment company’’ and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to U.S. federal income tax. However, the Fund may be subject to a 4% excise tax to the extent it does not distribute substantially all of its taxable earnings each year.

The Fund has adopted the provisions of the Topic of the FASB Accounting Standard Codification, or ASC 740. ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. At June 30, 2019, the Fund did not have any unrecognized tax positions. Each of the tax years in the four year period ended December 31, 2018 remains subject to examination by the Internal Revenue Service.
8. Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. On February 22, 2019, the Fund, acting pursuant to a U.S. Securities and Exchange Commission exemptive order and with the approval of the Fund’s board of trustees, adopted a plan, consistent with its investment objectives and policies, a so-called managed distribution policy, allowing the Fund to include long term capital gains, where applicable, as part of a regular fixed quarterly distribution to its shareholders that is intended to distribute an amount consistent with the Fund’s total returns in relation to NAV over time (the “Managed Distribution Plan”). In accordance with the Managed Distribution Plan, the Fund currently distributes $0.33 per common share on a quarterly basis. The Fund’s board of trustees may amend, suspend or terminate the Managed Distribution Plan at any time without prior notice to the Fund’s shareholders if it deems such actions to be in the best interests of the Fund or its shareholders. Consistent with the Managed Distribution Plan, the Fund’s distributions to its common shareholders may consist of ordinary income (net investment income and short term capital gains), a portion of the estimated realized long term capital gains or return of capital, which is not taxable. To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains subject to the Fund's Managed Distribution Plan. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. Final characterization of the Fund’s 2019 distributions to common shareholders is also dependent upon the magnitude or timing of the Fund’s securities transactions prior to year end. Therefore, it is likely that some portion of the Fund’s 2019 investment income and distributions to common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year end financial statements.
Although subject to adjustments, the cost, gross unrealized gains and gross unrealized losses of the Fund's investments for federal income tax purposes as of June 30, 2019, are as follows:

Cost	$296,683,392
Gross unrealized gains	$73,912,404
Gross unrealized losses	(30,616,308)
Net unrealized gain (loss)	$43,296,096

                                            22

RMR Real Estate Income Fund
Notes to Financial Statements - continued
June 30, 2019 (unaudited)

The $853,214 difference between the financial reporting cost basis, tax cost basis and unrealized gain (loss) of the Fund's investments as of June 30, 2019 is due to the different treatment of wash sales of portfolio investments and non-taxable distributions received from portfolio investments for financial and tax reporting purposes.

Under the Regulated Investment Company Modernization Act of 2010, or the Modernization Act, capital losses generated in tax years beginning after the date of enactment are carried forward indefinitely, and retain the character of the original loss. Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable.

At December 31, 2018, the Fund had accumulated capital loss carryovers which can be used to offset future realized long term capital gains of $1,559,922.

During the year ended December 31, 2018, the Fund utilized net capital loss carryforwards of $1,761,703.
9. Concentration, Interest Rate and Illiquidity Risk

Under normal market conditions, the Fund’s investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies, including REITs. The value of the Fund’s shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

The value of certain dividend and interest paying securities in the Fund's portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, the values of dividend and interest paying securities rise, and vice versa. Interest rate risk is the risk that the securities in the Fund's portfolio will decline because of increases in market interest rates. The prices of long term securities generally fluctuate more than prices of shorter term securities as interest rate change. Additionally, the Fund's revolving credit facility requires interest to be paid at a variable interest rate and the Fund pays distributions on its outstanding preferred shares at a rate set at auctions held generally every seven days. When interest rates increase, the Fund's interest costs will be higher and the distribution rate on its preferred shares may increase which could adversely affect the Fund's cash flow and ability to pay common share distributions.

The Fund may invest in illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. Such conditions could result in greater price volatility, less liquidity, widening credit spreads and lack of price transparency, and many securities could become illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund's securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund's portfolio, this may impact the asset coverage levels for the Fund's outstanding leverage, and impair the Fund's ability to pay common share distributions and achieve its investment objectives.

                                            23

RMR Real Estate Income Fund
Notes to Financial Statements - continued
June 30, 2019 (unaudited)

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates; Trustee Compensation; Other Agreements

The Fund has an investment advisory agreement with RMR Advisors to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund’s average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. Thus, for purposes of calculating managed assets, the Fund’s revolving credit facility and the liquidation preference of the Fund’s preferred shares are not considered a liability and they are considered indebtedness entered into for purposes of leverage. The Fund incurred advisory fees of $1,427,729 for the six months ended June 30, 2019.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for the Fund. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund paid RMR Advisors $47,109 for subadministrative fees charged by State Street for the six months ended June 30, 2019.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an ‘‘interested person’’ of the Fund, as defined under the 1940 Act, is considered to be a ‘‘disinterested trustee’’. The Fund pays cash compensation to its disinterested trustees, consisting primarily of an annual retainer. The Fund incurred trustee fees and expenses of $22,315 for the six months ended June 30, 2019.

The Fund’s board of trustees, and separately the disinterested trustees, has authorized the Fund to make payments to RMR Advisors for costs related to the Fund’s compliance and internal audit programs. The Fund incurred compliance and internal audit expenses of $60,311, which includes the Fund’s allocated portion of the compensation of its chief compliance officer and director of internal audit as well as compliance and internal audit related costs, for the six months ended June 30, 2019.

Note C

Securities Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, and brokerage commissions on these transactions during the six months ended June 30, 2019, were as follows:

		Brokerage
Purchases(1)	Sales(1)	Commissions
$16,263,984	$17,712,332	$16,230
______________________________

(1)	Includes the cost of brokerage commissions the Fund paid for purchases and sales of securities of $7,426 and $8,804, respectively.

                                            24

RMR Real Estate Income Fund
Notes to Financial Statements - continued
June 30, 2019 (unaudited)

Note D

Preferred Shares

The Fund has issued 64 Series M, 438 Series T, 47 Series W, 91 Series Th and 27 Series F auction preferred shares with a total liquidation preference of $16,675,000. The preferred shares are senior to the Fund’s common shares and rank on parity with each other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by any applicable rating agency rating the Fund’s preferred shares, or (2) maintain ‘‘asset coverage’’, as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to mandatory and/or optional redemption in accordance with the terms of such preferred shares contained in the Fund’s bylaws in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have per share voting rights equal to the per share voting rights of the holders of the Fund’s common shares and generally vote together with the holders of the common shares as a single class; however, holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund’s trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held for each series of preferred shares generally every seven days. Distributions are generally payable every seven days. The annualized preferred share distribution rate for each series was as follows as of June 30, 2019.

		Date of
Series	Rate	Auction

Series M	4.000%	6/24/2019
Series T	4.000%	6/25/2019
Series W	4.000%	6/26/2019
Series Th	4.000%	6/27/2019
Series F	4.000%	6/28/2019

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids (such auctions are commonly referred to as ‘‘failed’’ auctions). However, RBC Capital Markets, LLC, an affiliate of the Fund’s lead broker dealer for its preferred securities, has from time to time acquired for its own account a portion of the Fund’s preferred securities in the auctions, which at times have constituted a substantial portion of the Fund’s preferred securities, and it may from time to time continue to purchase the Fund’s preferred securities in the auctions for its own account, including possibly acquiring all or substantially all of such preferred securities. According to the Royal Bank of Canada’s (the parent company of RBC Capital Markets, LLC) Schedule 13G filings, as of June 30, 2019, it owned, in the aggregate, 299 of the Fund’s issued and outstanding preferred shares, or 44.83% of the Fund's issued and outstanding preferred shares. If RBC Capital Markets, LLC had not been a purchaser of preferred securities in the Fund’s auctions, some auctions likely would have failed and holders of the Fund’s preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase the Fund’s preferred shares in any future auction of the Fund’s preferred securities in which demand is insufficient for holders of the Fund’s preferred shares to sell all offered preferred shares, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund’s preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Fund’s preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund’s preferred shares fail, or if market conditions generally frustrate the Fund’s ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause the Fund to change the form and/or amount of investment leverage used by the Fund and may result in the Fund realizing reduced investment returns.

The Fund actively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open

                                            25

RMR Real Estate Income Fund
Notes to Financial Statements - continued
June 30, 2019 (unaudited)

market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Capital Share Transactions

As of June 30, 2019, 10,202,009 common shares, $.001 par value per share, were issued and outstanding. The Fund had no capital stock transactions during the six months ended June 30, 2019.

Note F

Revolving Credit Facility

The Fund has an $88,000,000 revolving credit facility, or the Facility, with BNP Paribas Prime Brokerage International, Ltd. (PBL). On March 1, 2019, the Fund and PBL amended the Facility to adjust the interest payable on amounts borrowed under the Facility to an annual rate of one month LIBOR plus 95 basis points; prior to this amendment interest payable on outstanding borrowings under the Facility was at an annual rate of three months LIBOR plus 95 basis points. The Facility has a 179-day rolling term that resets daily; however, if the Fund fails to satisfy certain NAV requirements, the Facility may convert to a 60-day rolling term that resets daily. In the event the long term credit rating of BNP Paribas, the parent company of PBL, declines three or more levels below its highest rating by any of Standard & Poor's Rating Services, Moody's Investors Service, Inc. or Fitch Ratings, Ltd. on March 16, 2016, PBL shall have the option to terminate the Facility immediately upon notice. The Fund pays a facility fee of 55 basis points per annum on the unused portion, if any, of the Facility. The Fund is required to pledge portfolio securities as collateral equal to a minimum of 200%, and up to a maximum amount of 250%, of the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, PBL as security for the loan balance outstanding. As of June 30, 2019, the Fund has pledged portfolio securities with a market value of $201,468,000 as collateral for the Facility. During the six months ended June 30, 2019, the Fund had no unused portion of the Facility and did not pay a facility fee. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Facility, which may require the Fund to sell portfolio securities at potentially inopportune times if other financing is not then available to the Fund on acceptable terms.

The Facility also permits, subject to certain conditions, PBL to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the Facility to recall the rehypothecated securities from PBL on demand. If PBL fails to deliver the recalled security in a timely manner, the Fund will be compensated by PBL for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by PBL, the Fund, upon notice to PBL, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by PBL in connection with the rehypothecation of portfolio securities. As of June 30, 2019, the aggregated value of rehypothecated securities was $56,446,354. Those rehypothecated securities were included among the portfolio securities pledged by the Fund as collateral for the Facility. During the six months ended June 30, 2019, the Fund earned $18,839 in fees from rehypothecated securities.

As of June 30, 2019, the Fund had outstanding borrowings of $88,000,000 under the Facility. During the six months ended June 30, 2019, the average outstanding daily balance under the Facility was $88,000,000 at a weighted average borrowing cost of 3.35%.

                                            26

London Interbank Offered Rate (LIBOR)
LIBOR is currently expected to be phased out in 2021. We are required to pay interest on borrowings under our credit facility at floating rates based on LIBOR. Future debt that we may incur may also require that we pay interest based upon LIBOR. Additionally, the terms of our preferred securities contain reference rates based on LIBOR. We currently expect that the determination of interest under our credit agreement, and the reference rates for our preferred securities, would be amended as necessary to provide for an interest rate that approximates the existing interest rate as calculated in accordance with LIBOR for similar types of loans or securities, as the case may be. Despite our current expectations, we cannot be sure that, if LIBOR is phased out or transitioned, the changes to the determination of interest or rates under our agreements or the terms of our preferred securities would approximate the current calculation in accordance with LIBOR. We do not know what standard, if any, will replace LIBOR if it is phased out or transitioned. If the determination of interest or reference rates does not, or if we cannot forecast with sufficient confidence that it will, approximate the current calculation in accordance with LIBOR, we may incur additional costs, our investment income, net of interest expense, may decline, and the distributions required to be paid on our preferred securities may increase, all of which could result in reduced returns to investors.
Additionally, the preferred securities in which we invest may similarly have rates based on LIBOR. The foregoing risks and uncertainties apply to these portfolio investments as well. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

                                            27

RMR Real Estate Income Fund
Brokerage Policy
Subject to the supervision of the board of trustees, the Advisor is authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Fund, the Advisor seeks the best execution available, which may or may not result in paying the lowest available brokerage commission or lowest spread. In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker; and the scope and quality of research, if any, it provides.

The Advisor may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any of the Advisor’s or its affiliates’ clients. Such products and services may disproportionately benefit one client relative to another client based on the amount of brokerage commissions paid by such client and such other clients, including the Fund. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself.

The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.
Privacy Notice
The Fund recognizes and respects the privacy of its prospective, current, inactive and former shareholders, including you, and takes precautions to maintain the privacy of your “nonpublic personal information.” This notice is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why in certain cases the Fund shares that information with select parties.

What information is collected?

The Fund’s transfer agent may collect “nonpublic personal information” about you and your financial transactions with the Fund. This information may be collected on an application form for registering your shares directly with the Fund’s transfer agent, or in the course of your dealing with the Fund’s transfer agent, and information collected could include, for example, and without limitation, your social security number, account balance, bank account information, purchase history and transaction history. The privacy policy of the Fund’s transfer agent governs how your nonpublic personal information collected by such transfer agent may be shared by such transfer agent. In the course of the Fund’s business, the Fund may also have access to the information such transfer agent has about you and the transactions you conduct through such transfer agent. The Fund does not directly collect nonpublic personal information about you.

                                            28

From what sources is this information collected?

The Fund or its transfer agent could collect your nonpublic personal information from different sources, including, without limitation, the following:

•	Information received from you or, if applicable, your financial intermediary, on applications, forms or other documents;

•	Information about your transactions with the Fund, the Fund’s affiliates or other third parties such as the Fund’s service providers; and

•	Information received from consumer reporting agencies (including credit bureaus).

•	The Fund may have access to nonpublic personal information about you collected by the Fund’s transfer agent.

How is information shared?

The Fund does not sell your name or other information about you to anyone, nor does it share your information with affiliates and other third parties for marketing purposes. The Fund does not disclose nonpublic personal information about its shareholders except to its affiliates and certain service providers, such as the Fund’s subadministrator, transfer agent, attorneys and other financial or non financial service providers, for the Fund’s business purposes or as permitted by law. The Fund may disclose your nonpublic personal information:

•	To government entities, in response to subpoenas, court orders, legal investigations and regulatory authorities, or to comply with laws or regulations.

•	When you direct the Fund to do so or consent to the disclosure (unless and until you revoke your direction or consent).

•	To approve or maintain your account.

•	To process transactions related to your investment in the Fund.

•	To administer the Fund and process its transactions.

•	To protect against actual or potential fraud, unauthorized transactions, claims or other liability.

•	To report to consumer reporting agencies and credit bureaus.

•	In connection with disputes or litigation between the Fund and you.

How is information protected?

The Fund conducts its business through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above). The Fund has no employees. To the extent the Fund has your nonpublic information, the Fund restricts access to such information to those persons who need to know that information in order to provide services to you or the Fund. The Fund maintains physical, electronic and procedural safeguards that comply with federal and state standards to guard your nonpublic personal information. When disclosing your information to affiliates and other nonaffiliated third parties, the Fund will require these companies to protect the confidentiality and security of your nonpublic personal information and to use that information only for its intended purpose.

What if I am a customer of a financial intermediary and hold my Fund shares through a financial intermediary?

Please note that if you hold shares of the Fund through a financial intermediary such as a broker dealer, bank or trust company and that intermediary, not you, is the record owner of your shares, then the privacy policy of your financial intermediary will govern how your nonpublic personal information collected by that intermediary may be shared by that intermediary.

Questions?

If you have any questions concerning this privacy notice, please contact Investor Relations at 617-796-8253.

                                            29

Proxy Voting Policies and Procedures
A description of the policies and procedures that are used to vote proxies relating to the Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866) 790-8165; and (2) as an exhibit to the Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the Fund voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, on request, by calling us at (866) 790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing the Fund’s Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters
The Fund is committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and has established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually, or as a group, may do so by writing to the party for whom the communication is intended, care of Secretary, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458 or email secretary@rmrfunds.com. The communications will then be delivered to the appropriate party or parties.

Portfolio Holdings Reports
The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The Fund provides additional data on its website at http://www.rmrfunds.com.

Certifications

The Fund’s principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund’s Forms N-CSR and N-Q are available on the Commission’s website at http://www.sec.gov.

Submission of Proposals to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on April 24, 2019. The following is a summary of the proposals submitted to shareholders for vote at the meeting and votes cast.

Proposal	Votes for	Votes against	Votes abstained	Broker Non-Vote

Preferred Shares Election of Jennifer B. Clark as trustee until the 2022 annual meeting	435	—	—	—

Common and Preferred Shares
Election of Joseph L. Morea as trustee until the 2022 annual meeting	5,754,773.369	2,594,393.059	44,512.882	—

In addition to the trustees elected at the annual meeting, as noted above, the following trustees continued in office after the Fund’s annual meeting: Adam D. Portnoy, John L. Harrington and Jeffrey P. Somers.

                                            30

RMR Real Estate Income Fund
Dividend Reinvestment Plan
The board of trustees of the Fund has adopted a Dividend Reinvestment and Cash Purchase Plan, or the Plan. If you are a registered shareholder of the Fund’s common shares, you may elect to participate in the Plan. You are not eligible to participate in the Plan if you hold your Fund common shares in “street name”, but your bank or broker may have its own dividend reinvestment plan that you may be able to participate in. You will need to contact your bank or broker to determine if it offers such a plan, whether you are eligible to participate and how you can enroll in that plan.
If you are a registered shareholder and you elect to participate in the Plan, you will have all your cash distributions invested in common shares. As part of the Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Equiniti Trust Company is the plan agent and paying agent for the Plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the Fund. The plan agent will use all funds received from participants through the Cash Purchase Option to purchase shares of the Fund in the open market or will return such funds to participants. If you do not elect to participate in the Plan, you will receive all distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.
The number of common shares of the Fund you will receive if you participate in the Plan will be determined as follows:

(1)
If, on a distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the NAV per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of the Fund in the open market, on the NYSE American or elsewhere, for your account prior to the next ex-dividend date (or 30 days after the distribution payment date, whichever is sooner). It is possible that the market price for the Fund's common shares may increase or decrease before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may be higher or lower than the market price at the time of valuation, resulting in the purchase of fewer or more shares than if the distribution had been paid to you in common shares newly issued by the Fund. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the NAV per common share on that payment date, the Fund will issue new shares for your account, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

You may withdraw from the Plan at any time by giving written notice to the plan agent. If you withdraw or the Plan is terminated, the plan agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

                                            31

The plan agent is not authorized to make any purchases of shares for a "Prohibited Account" is an account of any participant whose share ownership (aggregating Plan shares and shares owned outside the Plan) exceeds 9.8% of the Fund's total outstanding shares, or whose share ownership the Fund reasonably believes would exceed 9.8% of the Fund's total outstanding shares after giving effect to a dividend reinvestment coupled with a maximum $10,000 voluntary cash payment purchase. Dividends or Cash Purchase Option payments which may result in such prohibited transactions will be paid to you in cash.
The plan agent's administrative fees will be paid by the Fund. There will be no brokerage commission charged with respect to common shares issued directly by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of the Fund's shares pursuant to the Plan including the Cash Purchase Option.
The Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to participants.
Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan rather than paid in cash. Automatic reinvestment of distributions in the Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.
All correspondence* about the Plan should be directed to EQ Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to EQ Shareowner Services, 1110 Centre Point Curve, Suite 101, Mendota Heights, MN 55120-4100.

* Shareholders who hold shares of the Fund in "street name", that is, through a broker, financial adviser or other intermediary, should not contact the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial adviser or intermediary.

                                            32

WWW.RMRFUNDS.COM

Item 2. Code of Ethics.

The information is only required for the annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

The information is only required for the annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The information is only required for the annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

The information is only required for the annual report on Form N-CSR.

Item 6. Investments.

The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information is only required for the annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The information is only required for the annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2019, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

(a)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

A.
The registrant has pledged portfolio securities as collateral to secure an outstanding loan balance with a lender who is also the registrant's securities lending counterparty. The registrant permits, subject to certain conditions, its lender and securities lending counterparty, as principal and not as agent for the registrant, to rehypothecate such pledged portfolio securities up to the amount of the loan balance outstanding. The registrant receives a portion of the fees earned by its lender and securities lending counterparty in connection with this permitted rehypothecation of

                                            34

portfolio securities. The revenue split represents an amount agreed between the registrant and its lender as part of the economic terms on which such lender extends credit to the registrant. The registrant does not otherwise engage in any securities lending activities.

(a) The gross income earned by the registrant's lender from the permitted rehypothecation of the registrant's pledged portfolio securities was $54,366 for the fiscal year ended December 31, 2018.

(b) The share of the revenue generated by the permitted rehypothecation of the registrant's pledged portfolio securities that was retained by the registrant's lender and securities lending counterparty was $16,322 for the fiscal year ended December 31, 2018. The registrant does not pay its lender and securities lending counterparty any fees, rebates or other compensation in connection with the permitted rehypothecation of the registrant's pledged portfolio securities other than revenue split. The registrant's credit agreement with its lender contains other economic terms, such as interest rate and unused facility fees, that the registrant believes are unrelated to the permitted rehypothecation of the registrant's pledged portfolio securities.

(c) The net income the registrant received from its lender's permitted rehypothecation of the registrant's pledged portfolio securities was $38,086 for the fiscal year ended December 31, 2018.

B.	Other than acting as the registrant's creditor, the registrant's lender and securities lending counterparty does not provide any services to the registrant in connection with securities lending.

Reference is made to the report to shareholders filed under Item 1 of this Form N-CSR for additional details regarding the arrangements described in response to this Item 12.

Item 13. Exhibits.

(a)	(2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)
19a-1 notices, pursuant to the terms of the exemptive relief granted on April 20, 2010 (Investment Company Act of 1940 Release No. 29213, File No. 812-13058-06) in connection with the notice of the filing of the application issue on March 23, 2010 (Investment Company Act Release No. 29178) are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR REAL ESTATE INCOME FUND
By:

/s/ Fernando Diaz
Fernando Diaz
President
Date: August 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Fernando Diaz
Fernando Diaz
President
Date: August 6, 2019

By:

/s/ Brian E. Donley
Brian E. Donley
Treasurer and Chief Financial Officer
Date: August 6, 2019

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